UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
March 30, 2007

WHERIFY WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24001	76-0552098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Bovet Road #521, San Mateo, California 94402-3104	94065
(Mailing Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code
(650) 551-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2007, Wherify Wireless, Inc. (“Wherify”) borrowed $100,000 from W. Douglas Hajjar, a Director of Wherify, $20,000 from each of Dr. Neil Morris, and Daniel McKelvey, each Directors of Wherify, and $10,000 from Wade Fenn, a Director of Wherify, and issued to Messrs. Hajjar, Fenn, Morris, and McKelvey promissory notes pursuant to which Wherify agreed to pay their principal plus any lending costs incurred in connection with making such loans to Wherify, and, if not repaid within 20 days, to pay interest on the outstanding amount at a rate of 7.5% per annum, and to repay the outstanding amount and any accrued and unpaid interest on demand. In connection with the issuance of the promissory notes described above, on March 30, 2007 Wherify’s Board of Directors approved the issuance of warrants (“Warrants”) to purchase Wherify’s common stock (“Common Stock”) to the following Directors, in the following amounts: (i) Douglas Hajjar, warrant to purchase 500,000 shares of Common Stock, (ii) Dr. Neil Morris and Daniel McKelvey, each a warrant to purchase 100,000 shares of Common Stock, (iii) Wade Fenn, a warrant to purchase 50,000 shares of Common Stock. The Warrants will have a term of five years and an exercise price of $0.20.

Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 30, 2007, Wherify borrowed $100,000 from W. Douglas Hajjar, a Director of Wherify, $20,000 from each of Dr. Neil Morris, and Daniel McKelvey, each Directors of Wherify, and $10,000 from Wade Fenn, a Director of Wherify, and issued to Messrs. Hajjar, Fenn, Morris, and McKelvey promissory notes pursuant to which Wherify agreed to pay their principal plus any lending costs incurred in connection with making such loans to Wherify, and, if not repaid within 20 days, to pay interest on the outstanding amount at a rate of 7.5% per annum, and to repay the outstanding amount and any accrued and unpaid interest on demand. In connection with the issuance of the promissory notes described above, on March 30, 2007 Wherify’s Board of Directors approved the issuance of warrants (“Warrants”) to purchase Wherify’s common stock (“Common Stock”) to the following Directors, in the following amounts: (i) Douglas Hajjar, warrant to purchase 500,000 shares of Common Stock, (ii) Dr. Neil Morris and Daniel McKelvey, each a warrant to purchase 100,000 shares of Common Stock, (iii) Wade Fenn, a warrant to purchase 50,000 shares of Common Stock. The Warrants will have a term of five years and an exercise price of $0.20.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHERIFY WIRELESS, INC.

Date: April 5, 2007	By:	/s/ Edna Carter
	Name:	Edna Carter
	Title:	Chief Accounting Officer, Controller